Value Line Larger Companies Focused Fund, Inc.

Supplement dated August 1, 2017 to

Prospectus dated May 1, 2017

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and any existing supplements thereto.

Effective August 1, 2017, the waiver of a portion of the Investor Class’s 12b-1 fees will be replaced by a contractual expense limitation agreement that caps the total annual operating expenses attributable to Fund-wide fees and expenses (subject to certain exceptions) at 0.90% of the average daily net assets of each class. There will be no change to the expense limitation agreement that limits class-specific fees and expenses (excluding 12b-1 fees and certain non-routine expenses) of the Institutional Class to the same annualized rate as the Investor Class. These contractual expense limitations can be terminated or modified before June 30, 2019 only with the agreement of the Fund’s board.

In connection with this change, the following changes are made to the Fund’s Prospectus:

1. The section labeled “Fees and expenses” on page 15 is deleted and replaced with the following:

Fees and expenses.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.23%	16.54%
Total Annual Fund Operating Expenses	1.23%	17.29%
Less: Fee Waivers and Expense Reimbursement(1)	–0.08%	–16.39%
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement	1.15%	0.90%

(1)	EULAV Asset Management (the “Adviser”) has contractually agreed to waive certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class during the period August 1, 2017 to June 30, 2019. In addition, the Adviser and EULAV Securities LLC (the “Distributor”) have contractually agreed to waive certain class-specific fees and assume certain class-specific expenses so that the Institutional Class bears its class-specific fees and expenses at the same percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding 12b-1 fee and certain non-routine class-specific expenses) during the period March 17, 2016 through June 30, 2019. The information in the table has been restated to reflect the applicable expense limitation for a class (“Expense Limitation”), each of which can be terminated or modified before June 30, 2019 only with the agreement of the Fund’s board. The Adviser and the Distributor may subsequently recover from a class any fees waived and expenses assumed within three years after the fiscal year end in which the waiver or assumption occurred for such class, to the extent its expense ratio is less than the applicable Expense Limitation.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers and expense reimbursements are in place through June 30, 2019 only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$117	$382	$668	$1,482
Institutional Class	$92	$3,263	$5,702	$9,614

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate for the Investor Class and the Institutional Class was 47% of the average value of the portfolio.

2. The third paragraph in the sub-section entitled “Investor Class” in the section entitled “How to choose a share class” on page 41 is deleted.

* * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE

Value Line Larger Companies Focused Fund, Inc.

Supplement dated August 1, 2017 to

Statement of Additional Information dated May 1, 2017

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional Information and any existing supplements thereto.

Effective August 1, 2017, the waiver of a portion of the Investor Class’s 12b-1 fees will be replaced by a contractual expense limitation agreement that caps the total annual operating expenses attributable to Fund-wide fees and expenses (subject to certain exceptions) at 0.90% of the average daily net assets of each class. There will be no change to the expense limitation agreement that limits class-specific fees and expenses (excluding 12b-1 fees and certain non-routine expenses) of the Institutional Class to the same annualized rate as the Investor Class. These contractual expense limitations can be terminated or modified before June 30, 2019 only with the agreement of the Fund’s board.

In connection with this change, the following changes are made to the Fund’s Statement of Additional Information:

1. The first paragraph in the section entitled, “INVESTMENT ADVISORY AND OTHER SERVICES” on page B-17 is deleted and replaced with:

The investment advisory agreement between each Fund and EULAV Asset Management (the “Adviser”) provides for an advisory fee based on the Fund’s average daily net assets at the annual rates indicated below. The table also sets forth the advisory fee paid by each Fund during the fiscal years ended December 31, 2016, 2015 and 2014. As described in the subsection “Expense Limitation Agreement” below, the Adviser is a party to a contractual expense limitation agreement with Value Line Larger Companies Focused Fund.

2. The subsection entitled, “Expense Limitation Agreement” in the section entitled, “INVESTMENT ADVISORY AND OTHER SERVICES” on page B-19 is deleted and replaced with:

Expense Limitation Agreement. Value Line Larger Companies Focused Fund has entered into a contractual expense limitation agreement with the Adviser pursuant to which the Adviser has agreed to waive up to the whole amount of its management fee, and further reimburse or pay certain Fund-wide expenses, to the extent necessary to limit the total annual operating expenses attributable to such Fund-wide fees and expenses (other than acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90% of the average daily net assets of each class during the period August 1, 2017 to June 30, 2019.

In addition, each of Value Line Income and Growth Fund and Value Line Larger Companies Focused Fund has entered into a contractual expense limitation agreement pursuant to which the and EULAV Securities LLC (the “Distributor”) will waive Institutional Class-specific fees payable under the Fund’s Sub-Transfer Agency and Servicing Plan, and the Adviser will pay or reimburse other Institutional Class-specific expenses, to the extent necessary so that the Fund’s total annual operating expenses (other than extraordinary expenses incurred in different amounts by the share classes outside of the ordinary course of business) which are allocated to its Institutional Class shares is less than that allocated to its Investor Class shares by the percentage of average daily net assets that the Investor Class shares pay as 12b-1 fees during the same period.

Each of these contractual expense limitations (the “Expense Limitation”) can be terminated or modified before June 30, 2019 only with the agreement of the Fund’s board. The Adviser and the Distributor may subsequently recover from assets attributable to the applicable class of a Fund any waived fees and/or reimbursed expenses (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’s expense ratio is less than the applicable Expense Limitation.

For the year ended December 31, 2016, the Adviser and Distributor collectively waived/reimbursed $39,574 and $220,270 of the class-specific fees and expenses fees allocated to Institutional Class shares of the Value Line Income and Growth Fund and Value Line Larger Companies Focused Fund, respectively.

3. The first paragraph in the subsection entitled, “Service and Distribution Plan” in the section entitled, “SERVICE AND DISTRIBUTION PLAN AND SUB-TRANSFER AGENCY FEES” on page B-22 is deleted and replaced with:

Each Fund has adopted, on behalf of the Investor Class, a Plan which is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders. Under each Plan, the Distributor is paid Rule 12b-1 fees from Investor Class assets of each Fund at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 fees and are not subject to the Plan. For the year ended December 31, 2016, the Distributor waived Rule 12b-1 fees of $220,270 for the Investor Class of Value Line Larger Companies Focused Fund pursuant to a contractual fee waiver agreement that terminated July 31, 2017.

* * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE